INVESTMENT MANAGEMENT

Reliable Partner | Reliable Investing®

(h)(2)(i)

May 1, 2024

Michael Rothemeyer

Vice President

The Bank of New York Mellon

135 Santilli Highway

Room 026-0026

Everett, MA 02149

Dear Mr. Rothemeyer:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, and Fund Accounting Agreement, each dated January 6, 2003, the Fund Accounting, Custody &Transfer Agency for Voya Funds Fee Schedule, effective January 1, 2023, and the Letter of Instruction and Indemnification Agreement In Connection With Signature Guarantees and Signature Verifications, dated January 12, 2011 (collectively, the "Agreements"), we hereby notify you of the addition of Voya Credit Income Fund and Voya Floating Rate Fund (together, the "Funds"), effective on May 1, 2024, to be included on the Amended Exhibit A to the Agreements. Also effective on May 1, 2024, the name of Voya Global Multi-Asset Fund will change to Voya Global Income & Growth Fund. This Amended Exhibit A supersedes the previous Amended Exhibit A dated March 31, 2024.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

Please signify your acceptance to provide services under the Agreements with respect to the aforementioned Fund by signing below where indicated. If you have any questions, please contact me at (480) 477-2190.

Very sincerely,

By:	/s/ Todd Modic
Name:	Todd Modic
Title:	Senior Vice President
Voya Credit Income Fund
Voya Funds Trust

ACCEPTED AND AGREED TO:

The Bank of New York Mellon

By:	/s/ Michael Green
Name:	Michael Green
Title:	Managing Director	, Duly Authorized

BNY Mellon Investment Servicing (US) Inc.

(solely with respect to the Transfer Agency Fee Schedule)

By:	/s/ Michael Green
Name:	Michael Green
Title:	Managing Director	, Duly Authorized

AMENDED EXHIBIT A
Fund	Effective Date
Voya Asia Pacific High Dividend Equity Income Fund	March 27, 2007
Voya Balanced Portfolio, Inc.
Voya Balanced Portfolio	July 7, 2003
Voya Corporate Leaders Trust Fund
Voya Corporate Leaders® Trust Fund – Series B	May 17, 2004
Voya Credit Income Fund	May 1, 2024
Voya Emerging Markets High Dividend Equity Fund	April 26, 2011
Voya Equity Trust
Voya Corporate Leaders® 100 Fund	November 5, 2019
Voya Global Income & Growth Fund	November 5, 2019
Voya Large-Cap Growth Fund	June 9, 2003
Voya Large Cap Value Fund	December 4, 2007
Voya Mid Cap Research Enhanced Index Fund	November 5, 2019
Voya MidCap Opportunities Fund	June 9, 2003
Voya Multi-Manager Mid Cap Value Fund	September 30, 2011
Voya Small Cap Growth Fund	April 4, 2022
Voya Small Company Fund	November 5, 2019
Voya U.S. High Dividend Low Volatility Fund	December 5, 2016
Voya VACS Series MCV Fund	November 18, 2022
Voya Funds Trust
Voya Floating Rate Fund	May 1, 2024
Voya GNMA Income Fund	April 7, 2003
Voya Government Money Market Fund	November 5, 2019
Voya High Yield Bond Fund	April 7, 2003
Voya Intermediate Bond Fund	April 7, 2003
Voya Short Duration High Income Fund	February 9, 2023
Voya Short Term Bond Fund	December 17, 2012
Voya Strategic Income Opportunities Fund	October 15, 2012
Voya VACS Series HYB Fund	November 18, 2022
Voya Global Advantage and Premium Opportunity Fund	October 27, 2005
Voya Global Equity Dividend and Premium Opportunity Fund	March 28, 2005
Voya Government Money Market Portfolio	July 7, 2003
Voya Infrastructure, Industrials and Materials Fund	January 26, 2010
Voya Intermediate Bond Portfolio	July 7, 2003

Voya Investors Trust
Voya Balanced Income Portfolio	April 28, 2006
Voya Global Perspectives® Portfolio	May 1, 2013
Voya Government Liquid Assets Portfolio	January 6, 2003
Voya High Yield Portfolio	November 5, 2003
Voya Large Cap Growth Portfolio	May 3, 2004
Voya Large Cap Value Portfolio	May 11, 2007
Voya Limited Maturity Bond Portfolio	January 6, 2003
Voya Retirement Conservative Portfolio	August 12, 2009
Voya Retirement Growth Portfolio	August 12, 2009
Voya Retirement Moderate Growth Portfolio	August 12, 2009
Voya Retirement Moderate Portfolio	August 12, 2009
Voya U.S. Stock Index Portfolio	November 5, 2003
Voya VACS Index Series S Portfolio	October 21, 2022
VY® BlackRock Inflation Protected Bond Portfolio	April 30, 2007
VY® CBRE Global Real Estate Portfolio	January 3, 2006
VY® CBRE Real Estate Portfolio	January 3, 2006
VY® Invesco Growth and Income Portfolio	January 13, 2003
VY® JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
VY® JPMorgan Small Cap Core Equity Portfolio	January 13, 2003
VY® Morgan Stanley Global Franchise Portfolio	January 13, 2003
VY® T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
VY® T. Rowe Price Equity Income Portfolio	January 13, 2003
Voya Mutual Funds
Voya Global Bond Fund	June 19, 2006
Voya Global Diversified Payment Fund	November 5, 2019
Voya Global High Dividend Low Volatility Fund	November 3, 2003
Voya Global Perspectives® Fund	March 28, 2013
Voya International High Dividend Low Volatility Fund	December 5, 2016
Voya Multi-Manager Emerging Markets Equity Fund	September 30, 2011
Voya Multi-Manager International Equity Fund	December 15, 2010
Voya Multi-Manager International Factors Fund	February 1, 2011
Voya Multi-Manager International Small Cap Fund	November 3, 2003
Voya Russia Fund	November 3, 2003
Voya VACS Series EME Fund	November 18, 2022
Voya Partners, Inc.
Voya Global Bond Portfolio	January 10, 2005
Voya Index Solution 2025 Portfolio	March 7, 2008
Voya Index Solution 2030 Portfolio	September 28, 2011
Voya Index Solution 2035 Portfolio	March 7, 2008
Voya Index Solution 2040 Portfolio	September 28, 2011
Voya Index Solution 2045 Portfolio	March 7, 2008
Voya Index Solution 2050 Portfolio	September 28, 2011
Voya Index Solution 2055 Portfolio	December 4, 2009
Voya Index Solution 2060 Portfolio	February 9, 2015
Voya Index Solution 2065 Portfolio	May 1, 2020
Voya Index Solution Income Portfolio	March 7, 2008

Voya International High Dividend Low Volatility Portfolio	November 30, 2005
Voya Solution 2025 Portfolio	April 29, 2005
Voya Solution 2030 Portfolio	September 28, 2011
Voya Solution 2035 Portfolio	April 29, 2005
Voya Solution 2040 Portfolio	September 28, 2011
Voya Solution 2045 Portfolio	April 29, 2005
Voya Solution 2050 Portfolio	September 28, 2011
Voya Solution 2055 Portfolio	December 4, 2009
Voya Solution 2060 Portfolio	February 9, 2015
Voya Solution 2065 Portfolio	May 1, 2020
Voya Solution Aggressive Portfolio	May 1, 2013
Voya Solution Balanced Portfolio	June 29, 2007
Voya Solution Conservative Portfolio	April 30, 2010
Voya Solution Income Portfolio	April 29, 2005
Voya Solution Moderately Aggressive Portfolio	April 30, 2010
Voya Solution Moderately Conservative Portfolio	June 29, 2007
VY® American Century Small-Mid Cap Value Portfolio	January 10, 2005
VY® Baron Growth Portfolio	January 10, 2005
VY® Columbia Contrarian Core Portfolio	January 10, 2005
VY® Columbia Small Cap Value II Portfolio	April 28, 2006
VY® Invesco Comstock Portfolio	January 10, 2005
VY® Invesco Equity and Income Portfolio	January 10, 2005
VY® Invesco Global Portfolio	January 10, 2005
VY® JPMorgan Mid Cap Value Portfolio	January 10, 2005
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005
VY® T. Rowe Price Growth Equity Portfolio	January 10, 2005
Voya Separate Portfolios Trust
Voya Investment Grade Credit Fund	May 16, 2007
Voya Securitized Credit Fund	August 6, 2014
Voya Target In-Retirement Fund	December 19, 2012
Voya Target Retirement 2025 Fund	December 19, 2012
Voya Target Retirement 2030 Fund	December 19, 2012
Voya Target Retirement 2035 Fund	December 19, 2012
Voya Target Retirement 2040 Fund	December 19, 2012
Voya Target Retirement 2045 Fund	December 19, 2012
Voya Target Retirement 2050 Fund	December 19, 2012
Voya Target Retirement 2055 Fund	December 19, 2012
Voya Target Retirement 2060 Fund	October 15, 2015
Voya Target Retirement 2065 Fund	May 1, 2020
Voya VACS Series EMCD Fund	November 18, 2022
Voya VACS Series EMHCD Fund	November 18, 2022
Voya VACS Series SC Fund	November 18, 2022
Voya Strategic Allocation Portfolios, Inc.
Voya Strategic Allocation Conservative Portfolio	July 7, 2003
Voya Strategic Allocation Growth Portfolio	July 7, 2003
Voya Strategic Allocation Moderate Portfolio	July 7, 2003
Voya Variable Funds

Voya Growth and Income Portfolio	July 7, 2003
Voya Variable Insurance Trust
VY® BrandywineGLOBAL – Bond Portfolio	February 9, 2015
Voya Variable Portfolios, Inc.
Voya Emerging Markets Index Portfolio	November 30, 2011
Voya Global High Dividend Low Volatility Portfolio	January 16, 2008
Voya Index Plus LargeCap Portfolio	July 7, 2003
Voya Index Plus MidCap Portfolio	July 7, 2003